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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       JULY 24, 1997
                                                 ------------------------------

                           MEDICAL MANAGER CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                     0-29090                59-3396629
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(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)



       3001 NORTH ROCKY POINT DRIVE EAST, SUITE 100, TAMPA, FLORIDA     33607
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (813) 287-2990
                                                   ----------------------------

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)



                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On July 17, 1997, Medical Manager Corporation (the "Company") entered into a definitive agreement (the "Stock for Asset Purchase Agreement"), relating to the acquisition by the Company of substantially all of the assets of The Computer Clinic, Inc., a New York corporation; MedPlus of New York, Inc., a New York corporation; and Command Solutions, Inc. d/b/a Great lakes Medical Systems, and Ohio corporation (the "Acquisition"), in exchange for shares of the Company's Common Stock with a value equal to $5,400,000. The Acquisition was consummated on July 24, 1997. Pursuant to the terms of the Stock for Asset Purchase Agreement, 300,417 shares were issued upon the consummation of the Acquisition, which was accounted for as a pooling of interests transaction for financial reporting purposes.






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not Applicable

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable

         (c)      EXHIBITS.


EXHIBIT                                                                              SEQUENTIAL
  NO.                             DESCRIPTION                                        PAGE NUMBER
  ---                             -----------                                        -----------
 2.1        Stock for Asset Purchase Agreement dated July 17, 1997, by and               5
            among Medical Manager Northeast, Inc., a New York corporation;
            The Computer Clinic, Inc., a New York corporation; MedPlus of
            New York, Inc., a New York corporation; Command Solutions,
            Inc. d/b/a Great Lakes Medical Systems, an Ohio corporation; and
            Michael G. Sherman, a resident of the state of New York




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 7, 1997                   MEDICAL MANAGER CORPORATION



                                 By: /s/ Lee A. Robbins
                                     ------------------------------------------
                                     Lee A. Robbins
                                     Vice President and Chief Financial Officer



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